RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2021
RESTRICTED NET ASSETS
RESTRICTED NET ASSETS

16. RESTRICTED NET ASSETS

As stipulated by the relevant laws and regulations applicable to PRC’s foreign investment enterprise, the Company’s PRC subsidiaries are required to make appropriations from net income as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) to non-distributable reserves, which include general reserve, enterprise expansion reserve and staff welfare and bonus reserve. The wholly-owned PRC subsidiaries are not required to make appropriations to the enterprise expansion reserve but appropriations to the general reserve are required to be made at not less than 10% of the profit after tax as determined under PRC GAAP. The board of directors determines the staff welfare and bonus reserve.

The general reserve is used to offset future losses. The PRC subsidiaries may, upon a resolution passed by the stockholder, convert the general reserve into capital. The staff welfare and bonus reserve is used for the collective welfare of the employee of the subsidiaries. The enterprise expansion reserve is for the expansion of the PRC subsidiaries’ operations and can be converted to capital subject to approval by the relevant authorities. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law.

In addition to the general reserve, the Company’s PRC subsidiaries are required to obtain approval from the local PRC government prior to distributing any registered share capital. Accordingly, both the appropriations to general reserve and the registered share capital of the Company’s PRC subsidiaries are considered as restricted net assets amounting to $602,460 as of December 31, 2021.